UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 9, 2022
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

799 W. Coliseum Way
Midvale, Utah 84047
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OSTK	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 9, 2022, the Board of Directors (the “Board”) of Overstock.com, Inc. (the “Company”) adopted the Second Amended and Restated Bylaws of the Company (the “Restated Bylaws”), effective immediately. The Restated Bylaws, among other things:

•Expressly provide that meetings of stockholders may be held virtually or solely by means of remote communication;
•Modernize the permissible methods of giving notice of meetings of stockholders to include notice by electronic transmission or other form of written communication to stockholders who have consented to receive notices by such methods, and clarify when notices delivered by various means are deemed given;
•Provide that the chair of a meeting of stockholders may adjourn the meeting, and revise the procedures for reconvening an adjourned meeting;
•Provide that the chair of the Board will act as chair of meeting of stockholders, unless otherwise determined by the Board;
•Enhance procedural mechanics in connection with shareholder nominations of directors and submissions of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended) at meetings of stockholders, including providing for a proposing stockholder to act through a “Qualified Representative” (as defined in the Restated Bylaws);
•Specify the types of information and representations that a nominating stockholder or their proposed director nominee must provide to the Company in connection with a director nomination;
•Clarify the procedures for excluding business (including a director nomination) that is not properly brought before a meeting of stockholders;
•Permit directors to hold a special meeting of the Board on 24 hours’ notice, or on such shorter notice as the person(s) calling such meeting may deem necessary or appropriate under the circumstances;
•Eliminate the requirement that a complete list of the stockholders entitled to vote at a meeting of stockholders be kept available during the entire time of such meeting, as such action is no longer mandated by Delaware law; and
•Make various other updates, including ministerial and conforming changes.

The foregoing summary of the Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Restated Bylaws, which are attached as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
3.1	Second Amended and Restated Bylaws of Overstock.com, Inc.
104	The XBRL tags on the cover page of this Form 8-K are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Chief Legal Officer
Date:	August 12, 2022

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